UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

EDEN ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-31503
(Commission File Number)

98-0199981
(IRS Employer Identification No.)

Suite 1925 – 200 Burrard Street, Vancouver , British Columbia V6C 3L6 Canada
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.693.0177

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant

On October 20, 2004, we engaged Dale Matheson Carr-Hilton LaBonte, Chartered Accountants, as our new principal independent accountants with the approval of our company’s board of directors. Accordingly, we dismissed Amisano Hanson, Chartered Accountants, on October 20, 2004.

Amisano Hanson’s report dated March 11, 2004, on our balance sheet as of December 31, 2003, and the related statements of operations, stockholders’ equity (deficiency), and cash flows for each of the years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements, and in the subsequent interim period, there were no disagreements with Amisano Hanson on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Amisano Hanson would have caused Amisano Hanson to make reference to the matter in their report. We have requested Amisano Hanson to furnish us a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated October 20, 2004 is filed as Exhibit 16 to this Form 8-K.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, we have not consulted with Dale Matheson Carr-Hilton LaBonte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Dale Matheson Carr-Hilton LaBonte provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with our former accountant.

We have requested Dale Matheson Carr-Hilton LaBonte review the disclosure in this report on Form 8-K and provided Dale Matheson Carr-Hilton LaBonte the opportunity to furnish us with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of our expression of our views, or the respects in which Dale Matheson Carr-Hilton LaBonte does not agree with the statements made by us in this report. Dale Matheson Carr-Hilton LaBonte has advised us that no such letter need be issued.

Item 9.01    Financial Statements and Exhibits

(c)      EXHIBITS

16.1     Letter from Amisano Hanson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDEN ENERGY CORP.

/s/ Donald Sharpe
Donald Sharpe, President

Date: October 20, 2004